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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

          Date of Report (Date of earliest event reported): May 1, 2003



                          COMMISSION FILE NUMBER 1-9533

                         WORLD FUEL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

               Florida                              59-2459427
     (State or other jurisdiction               (I.R.S. Employer
           of incorporation)                   Identification No.)



       9800 N.W. 41st Street, Suite 400
                   Miami                                33178
   (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (305) 428-8000

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Item 5.  Other Events and Regulation FD Disclosure

         On May 1, 2003, World Fuel Services Corporation (the "Company" or "World Fuel") reported that net income for the first quarter ended March 31, 2003, rose 18 percent to $5.3 million, or $0.48 per diluted share, as compared to $4.5 million, or $0.42 per diluted share, for the same quarter the prior year.

     Revenue for the first quarter ended March 31, 2003, was $658.0 million, versus $351.3 million in the same quarter of the prior year, reflecting significant increases in business volumes in the aviation segment and higher fuel prices for both the marine and aviation segments.

     "We are very pleased with these results, which validate our business model and demonstrate strong performance in a difficult operating environment," said Paul Stebbins, Chairman and Chief Executive Officer. "Our team has done a great job and we are right on track for a good year."

                       FIRST QUARTER FINANCIAL HIGHLIGHTS
                       ----------------------------------
                   ($ in thousands, except earnings per share)

                                                    Quarter Ended
                                               ------------------------
                                               3/31/03          3/31/02
                                               -------          -------

      Revenue                                  $658,000        $351,284
      Income from Operations                     $6,918          $6,383
      Net Income                                 $5,268          $4,473
      Diluted earnings per share                  $0.48           $0.42

See exhibit 99.1 for the press release.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.     Description
                  -----------     -----------

                     99.1         Press Release dated May 1, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 6, 2003                       World Fuel Services Corporation

                                        /s/ Michael J. Kasbar
                                        ---------------------------------------
                                        Michael J. Kasbar
                                        President and Chief Operating Officer

                                        /s/ Francis X. Shea
                                        ---------------------------------------
                                        Francis X. Shea
                                        Executive Vice President and Chief
                                        Financial Officer (Principal Financial
                                        and Accounting Officer)